Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 16, 2012 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), a national banking association, as administrator (in such capacity, the “Administrator”).

R E C I T A L S

The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Certain Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2.  Amendments to the Agreement.  As of the Effective Date (as defined below), the Agreement is hereby amended as follows:

(i)                                     The notice information for the Administrator and Bank of America where it appears below the name of such Person on the signature pages to the Agreement is replaced in its entirety with the following:

Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255
Attention:  Nina Austin, Securitization Finance
Telephone:  (980) 388-3539

Facsimile:  (212) 548-8891

(ii)                                  Clause (d) and the sentence thereafter of the proviso set forth in the definition of “Obligor Concentration Limit” set forth on Exhibit I to the Agreement are replaced in their entirety with the following:

(d) (i) subject to satisfaction of the Rating Agency Condition and an increase in the percentage set forth in clause (a)(i) of the definition of “Required Reserve,” upon Seller’s request from time to time, the Administrator and each Purchaser Agent may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a “Special Concentration Limit”) and (ii) subject to satisfaction of the Rating Agency Condition, upon Seller’s request from time to time, the Administrator and each Purchaser Agent may agree to a higher percentage of Eligible Receivables for an Exception Obligor and its Affiliates (each such higher percentage, an “Exception Concentration Limit”; together with any Special Concentration Limit, each a “Subject Concentration Limit”); it being understood that any Subject Concentration Limit may be cancelled by the Administrator or any Purchaser Agent upon not less than five (5) Business Days’ written notice to the Seller.  For purposes of this clause (d), “Exception Obligor” means each of Walgreen Co. and Express Scripts Holding Company.  As of November 16, 2012 (i) Walgreen Co. and Express Scripts Holding Company shall have an Exception Concentration Limit of 16.00% and 8.00%, respectively and (ii) Kaiser Permanente shall have a Special Concentration Limit of 4.90%.

(iii)                               Clause (a) of the definition of “Required Reserve Factor Floor” set forth on Exhibit I to the Agreement is amended by replacing the percentage “18.75%” where it appears therein with the percentage “17.90%”.

(iv)                              The definition of “Scheduled Facility Termination Date” set forth on Exhibit I to the Agreement for any Group Commitment (or portion thereof) is replaced in its entirety with the following:

“Scheduled Facility Termination Date” means, for any Group Commitment (or portion thereof), the “Scheduled Facility Termination Date” set forth therefor on the signature page to the Third Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of November 16, 2012 (or in the applicable Assumption Agreement or Transfer Supplement).

(v)                                 Exhibit VI of the Agreement is replaced in its entirety with Exhibit VI attached hereto.

3.                                      Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(i)                                     each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;

(ii)                                  no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;

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(iii)                               the Facility Termination Date for all Purchaser Groups has not occurred; and

(iv)                              the Credit Agreement has not been amended.

4.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein.

5.                                      Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions:

(a)                                 receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment, (ii) the amended and restated Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and each Purchaser Agent and (iii) the Accordion Confirmation, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and each Purchaser Agent, in each case duly executed by each of the parties thereto;

(b)                                 the Administrator, each Purchaser Agent and PNC Capital Markets LLC shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Effective Date; and

(c)                                  such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

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8.                                      Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

9.                                      Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

10.                               Ratification.                            After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[signature pages begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

Acknowledged and Agreed

AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

Third Amendment to RPA (ARFC)

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Willem van Beek
Name:	Willem van Beek
Title:	Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Bank of America, National Association

By:	/s/ Willem van Beek
Name:	Willem van Beek
Title:	Director

Scheduled Facility Termination Date:
November 16, 2015

Third Amendment to RPA (ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Wells Fargo Bank, National Association

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

Scheduled Facility Termination Date:
November 16, 2015

Third Amendment to RPA (ARFC)

LIBERTY STREET FUNDING LLC, as an Uncommitted Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding LLC

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Scheduled Facility Termination Date:
November 16, 2015

Third Amendment to RPA (ARFC)

MARKET STREET FUNDING LLC, as an Uncommitted Purchaser

By:	/s/ Doris J. Hern
Name:	Doris J. Hern
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Scheduled Facility Termination Date:
November 16, 2015

Third Amendment to RPA (ARFC)

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory Receivables Corporation

By:	/s/ B. McNany
Name:	B. McNany
Title:	Vice President

Scheduled Facility Termination Date:
November 16, 2015

Third Amendment to RPA (ARFC)

WORKING CAPITAL MANAGEMENT CO., LP, as Uncommitted Purchaser and as Related Committed Purchaser for Working Capital Management Co., LP

By:	/s/ Shinichi Nochiide
Name:	Shinichi Nochiide
Title:	Attorney-in-Fact

MIZUHO CORPORATE BANK, LTD., as Purchaser Agent for Working Capital Management Co., LP

By:	/s/ Betram H. Tang
Name:	Betram H. Tang
Title:	Authorized Signatory

Scheduled Facility Termination Date:
November 16, 2015

Third Amendment to RPA (ARFC)

EXHIBIT VI

FORM OF SETTLEMENT REPORT

Amerisource Receivables Financial Corporation

For the Month Ended:

($)

I . Portfolio Information

1.	Beginning of Month Balance: (Total A/R Outstanding)

2.	Gross Sales (Domestic & Foreign):

3.	Deduct:
a. Total Collections
b. Dilution
c. Net Write Offs

	Add:	d. Misc. Non-Dilutive Adj.
e. Notes Receivable
4.
a. Calculated Ending A/R Balance [(1) + (2) - (3 a,b,c)+(3d,e)]:
b. Reported Ending A/R Balance
c. Difference (If any)

5.	Deduct:
	a.	Intercompany/affiliate Receivables
	b.	Delinquent Receivables
	c.	Defaulted Receivables
	d.	Bankrupt Customers < 60DPD
	e.	Foreign Receivables < 60 DPD
	f.	Contra Relationships
	g.	Cross Age Test 35% > 60 DPD
	h.	Excess Receivables with terms 31-60 Days
	i.	Excess Receivables with terms 61-90 Days
	j.	Notes Receivables
	k.	Unapplied Cash (if not excluded from aging)
	l.	Servicing Fee Reserve
	m.	Other Ineligibles

	n.	Total Ineligibles
6.	Eligible Receivables [(4 b) - (5.n)]:

7.	Deduct: Excess Concentration
8.	Deduct: Rebate Reserve
9.	Deduct: Government Receivable Excess
10.	Deduct: Taxes
11.	Net Pool Balance [(6) -(7) -(8) -(9) -(10)]:

	Aging	Current		One Month	Two Months	Three Months
11.	Schedule:	Month	%	Prior	Prior	Prior
a.	Current
b.	1-30 Days Past Due
c.	31-60 Days Past Due
d.	61-90 Days Past Due
e.	91-120 Days Past Due
f.	121-150 Days Past Due
g.	151+ Days Past Due
Total:

Prepared by	Reviewed by

($)

II. Calculations Reflecting Current Activity

13.	Amount Outstanding
14.	Required Reserve (Sum of (a), (b), and (c))
	a. Maximum of:
	(i) Required Reserve Factor Floor
	(ii) Sum of the Loss Reserve and the Dilution Reserve
	1. Loss Reserve
	2. Dilution Reserve
	b. Servicing Reserve
	c. Yield Reserve
15.	Required Reserve [(10) x (13)]:
16.	Maximum Funding Availability
17.	Funding Availability based on Facility Limit
18.	Additional Availability or (Required Paydown)

III. Compliance

19.	(CP Outstanding + RR) / NPB [(14) + (12) / (10)] < 100% :			In Compliance

20.	3M Avg. Delinquency Ratio	2.25%		In Compliance
	a. 1M Delinquency Ratio (Current Month)
	b. 1M Delinquency Ratio (1-month Prior)
	c. 1M Delinquency Ratio (2-months Prior)

21.	3M Avg. Default Ratio	0.50%		In Compliance
	a. 1M Default Ratio (Current Month)
	b. 1M Default Ratio (1-month Prior)
	c. 1M Default Ratio (2-months Prior)

22.	3M Avg. Dilution Ratio	4.25%		In Compliance
	a. 1M Dilution Ratio (Current Month)
	b. 1M Dilution Ratio (1-month Prior)
	c. 1M Dilution Ratio (2-months Prior)

23.	1M DSO Ratio	25		In Compliance

24.	Facility Limit	$700,000,000		In Compliance

IV. Bank Covenant Compliance

		Minimum or Maximum Covenant Level	Min or Max Covenant Level Achieved

25.	Leverage Ratio	3.00 to 1.00	Yes	In Compliance

Prepared by	Reviewed by

($)

V.  Excess Concentration: (Calculation)

Eligible Receivables

Allowable Percentage	Max. Allowable Balance)	Credit Rating
16.00%		Walgreens
8.00%		Express
4.90%		Kaiser
3.00%		NR/NR
5.00%		A3/P3
8.00%		A2/P2
16.00%		A1/P1
16.00%		A1+/P1

	Largest	Short-Term	Allowable	Total	Allowable	Excess
	Obligors	Debt Rating	Percentage	Receivables	Receivables	Receivables
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15

Total

The undersigned hereby represents and warrants that the foregoing is a true and accuarate accounting with respect to outstanding receivables as of                               accordance with the Receivables Purchase Agreement dated                                and that all representations and warranties related to such Agreement are restated and reaffirmed.

Signed:	Date:
Title:

Prepared by	Reviewed by